UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-05128
Investment Company Act file number

The Swiss Helvetia Fund, Inc.
(Exact name of registrant as specified in charter)

c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Andrew Dakos, President and Chief Executive Officer
 c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

 1-800-730-2932
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2019

Date of reporting period:  December 31, 2019

Item 1. Reports to Stockholders.

The Swiss Helvetia Fund, Inc.
Executive Offices
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

A Swiss Investments Fund
www.swzfund.com

Annual Report

For the Year Ended
December 31, 2019

THE SWISS HELVETIA FUND, INC.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission (“SEC”), paper copies of the Fund’s shareholder reports will no longer be sent by U.S. mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website (www.swzfund.com), and you will be notified by U.S. mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling (800)-730-2932 or email swzintermediary@schroders.com. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

THE SWISS HELVETIA FUND, INC.

Managed Distribution Policy Disclosure

In May 2018, The Swiss Helvetia Fund, Inc. (the “Fund”), acting pursuant to an SEC exemptive order and with the approval of the Fund’s Board of Directors (the “Board”), adopted a managed distribution policy. Under that policy, as resumed by the Board and announced in November 2019, the Fund will pay a quarterly distribution stated in terms of a fixed amount of $0.1404 per share of the Fund’s common stock, which equates to an annualized distribution rate of 6.00% based on the Fund’s net asset value of $9.36 as of October 31, 2019.  In accordance with the policy, the Fund distributed on December 27, 2019, $0.1404 per share to stockholders of record on December 16, 2019.

You should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distribution or from the terms of the Fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares.

With each distribution, the Fund will issue a notice to stockholders and a press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to stockholders are only estimates, are likely to change over time, and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099- DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Federal Income Tax and Investment Transactions” under Note 5 of the Notes to Financial Statements for information regarding the tax character of the Fund’s distributions. A copy of the Fund’s Section 19(a) notices is available on the Fund’s website at www.swzfund.com.

The Fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

THE SWISS HELVETIA FUND, INC.

Dear Stockholder,

We are pleased to provide you with this Annual Report covering the twelve-month period ended December 31, 2019.

During a busy 2019, the Fund successfully transitioned to a new executive officer team as well as new custodial and administration service providers, U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC, respectively.  These “behind the scene” changes have had no effect on the Fund’s investment performance as Schroders, the Fund’s investment advisor, has continued to manage the  portfolio in a professional manner.

On the investment front, a significant positive development was the sale on July 19, 2019 of the Fund’s entire position in NovImmune SA in a private transaction for net proceeds of $5,785,746.  This transaction significantly reduced the Fund’s exposure to its illiquid legacy private equity holdings and provided additional cash for opportunistic reinvestment by the Fund.

At the Fund’s Annual Meeting held on October 31, 2019, stockholders elected Richard Dayan and Moritz Sell as Class I Directors and ratified Tait, Weller & Baker, LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2019.

While votes cast for proposals to expand the Fund’s investment mandate and appoint a new investment advisor exceeded the votes cast against these proposals, they did not receive the higher vote required by the Investment Company Act of 1940.  As a result, the Fund has continued to be managed by Schroders to meet its objective of long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies.

Finally, in November the Fund announced that the Board of Directors approved the resumption of its managed distribution plan and made its first quarterly distribution in December at an annualized distribution rate of 6.00% of the Fund’s net asset value of $9.36 per share as of October 31, 2019.

Detailed comments regarding the Swiss economy and market environment follow in the Management Discussion and Analysis.

On behalf of the board, I thank you for your investment in the Fund.

Sincerely yours,

Andrew Dakos
Chairman

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (as of December 31, 2019)

For the twelve-month period ended December 31, 2019, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), increased +23.80% in US dollars (“USD”). For the same period, the Fund’s share price performance increased +24.00% in USD, as the discount at which the Fund traded its shares slightly decreased. This compares with an increase of +32.82% in the Swiss Performance Index (the “Index” or “SPI”) in USD.

Economic environment during the period under review

Global economic review
In 2019, real global growth slowed down to one of its weakest levels since the financial crisis. As uncertainty associated with trade tensions between the US and China mounted, companies scaled back on investments and household demand for durable goods faltered. Country-specific issues, especially in emerging markets, also contributed to the difficult economic environment. The International Monetary Fund (“IMF”) now expects world GDP growth to reach 2.9% in 2019, after 3.6% in 2018. In Switzerland, the State Secretariat for Economic Affairs forecasts 2019 Swiss GDP growth to be 0.9% after 2.8% in 2018.

Despite an overall disappointing year in terms of global growth, the year ended with some encouraging signs: better news on the US-China trade war due to the prospects of a pending partial trade deal; Eurozone GDP growth for Q3 defied recession worries and manufacturing saw improving data; and the UK general election gave a clear mandate to deliver an orderly Brexit. Equally encouraging were generally tight labour markets and rising wages. The IMF is therefore expecting a slight pick-up in growth to 3.3% in 2020.

In addition, monetary policy was  accommodative throughout the year as the European Central Bank restarted asset purchases and the US Federal Reserve cut rates three times.

Market environment during the period under review

All the major asset classes ended 2019 on a positive note; equities had a particularly strong rally, especially growth stocks, although strong year-over-year performance was also attributable to the very weak fourth quarter of 2018. Despite the deterioration in global trade and growth expectations at the end of 2018, investors started 2019 relatively optimistic about a potential US-China trade deal. By spring, it became apparent that both sides were still far apart, and markets with relatively high exposure to global trade, such as Japanese and emerging markets equities were

THE SWISS HELVETIA FUND, INC.

the laggards for the rest of the year. Meanwhile, the easing of monetary policy by central banks not only led to a re-rating in risk assets but also spurred gains in government bonds. As the year drew to a close, equities received a further boost from the agreement of the “Phase One” US-China deal.

Worldwide equities posted strong gains in 2019, as illustrated by the +28.44% performance of the MSCI World index (in USD). After generally recovering their previous quarter’s losses in Q1 2019, equities continued to perform positively in Q2. The third quarter proved volatile, as fears of a potential recession mounted on the back of disappointing economic indicators. However, equities performed strongly in Q4 as key uncertainties were alleviated.

Swiss equities rose 32.82% (in USD) in 2019, as measured by the SPI, after a decline of -9.59% in 2018. Small & mid caps, represented by the SPI Extra Index (“SPIEX”), marginally outperformed large caps, represented by the Swiss Market Index Total Return (“SMIC”), by 0.26% in USD. At a sector level, only basic resources, media and automobiles & parts were negative.

For the most part, the pattern for Swiss equities was typical in Q4 2018, as they outperformed other markets due to the relative heavy weights of defensive sectors and stocks. Their strong rally during the first half of 2019, however,  was not typical, as contrary to usual patterns in recoveries, defensive stocks continued to outperform, especially in Q1. The second half of 2019 saw strong performance from growth stocks and more cyclical names that had underperformed. In terms of style, 2019 remains a growth year in our view. Overall, the SPI outperformed both the S&P 500 and the MSCI Europe by +1.34% and +8.47%, respectively (both in USD terms).

Over two years, the performance of the SPI is +20.08%. At the same time, earnings grew by a similar order of magnitude in Switzerland. Small & mid caps underperformed the all cap segment in Switzerland, returning +8.56% (SPI Extra) over the same two-year period. That underperformance was underpinned by a lower earnings growth. Notably, our view is that valuation multiples did not experience a further expansion, as stock market returns were well backed by earnings growth.

THE SWISS HELVETIA FUND, INC.

Swiss Performance Index for the year 2019

Sector
Weight
Absolute sector performance
Construction & Materials 4.63% 46.41%
Technology 1.65% 41.87%
Financial Services 1.64% 41.77%
Travel & Leisure 0.08% 39.57%
Real Estate 1.40% 38.89%
Insurance 7.93% 38.28%
Chemicals 2.18% 37.25%
Food & Beverage 23.27% 36.04%
Industrial Goods & Services 8.56% 34.05%
Health Care 35.47% 32.60%
Retail 0.55% 23.62%
Personal & Household Goods 3.82% 17.94%
Banks 7.40% 17.14%
Telecommunications 1.06% 12.08%
Utilities 0.13% 8.90%
Media 0.13% -9.99%
Automobiles & Parts 0.06% -12.75%
Basic Resources 0.03% -25.88%
-35% -25% -15% -5% 5% 15% 25% 35% 45% 55%

Source: Schroders, Bloomberg, as of December 31, 2019. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

The Fund’s NAV return of +23.80% is a strong result in absolute terms but less than the Index’s return of +32.82% in USD. The Fund’s underperformance can roughly be broken down into cash drag, performance of private equity holdings and stock picking.

In terms of style, 2019 was a “growth” year, as shown by the return of the MSCI Switzerland Growth Index, which outperformed its value pendant by +3.4% over the year. The style effect was even stronger amongst small & mid caps, as the MSCI Switzerland Small & Mid Cap Growth Index outperformed its value

THE SWISS HELVETIA FUND, INC.

counterpart by 9.9%. Thus, our bias towards value, especially within our small & mid caps overweight, was negative. This led to a negative sector allocation and stock selection.

In terms of stock picking, there was a positive relative performance impact from some of the Fund’s largest overweight positions, such as Belimo, Logitech, Tecan, SIG Combibloc, Sonova, and Julius Baer. Other positive impacts on relative performance came from the Fund’s nil position in Alcon and Swisscom. Conversely, the strong performance of the medium-cap growth segment (companies such as Straumann, Partners Group, etc.) had a negative impact on relative performance, as we keep an underweight or zero weight in those stocks on valuation grounds. In addition, overweight positions such as VZ Holding, Swatch, DKSH, Sensirion, Feintool and Aryzta also detracted from relative performance.

The Fund’s private equity positions as a whole experienced only a small change in valuation. That said, in a year where listed equities were strongly up, the negative impact on relative performance was significant and higher than one percentage point of relative performance. In a similar manner, cash holdings had a negative impact on relative performance.

Portfolio changes

In total, there were 18 purchases and 21 sales of listed equities on a net basis in 2019. As of December 31, 2019, there were 36 listed companies held by the Fund and five direct private equity investments, including one participation in a private equity limited partnership.

THE SWISS HELVETIA FUND, INC.

New Investments by the Fund

Galenica
Helvetia
Partners Group
Sika
Sulzer
Sunrise

Additions to Existing Investments

Baloise
BKW
Forbo
Julius Baer
Nestlé
Novartis
Richemont
Roche
SFS
Schindler
Swatch (Reg.)
Zurich

Positions Entirely Disposed of

Adecco
Airopack
Alcon
Burckhardt Compression
Georg Fischer
Novimmune
Oerlikon

Reductions in Existing Investments

ABB
Belimo
Bucher
Cembra
Credit Suisse
DKSH
Feintool
Kuros
Implenia
Sensirion
SIG Combibloc
Sonova
Tecan
UBS
VZ Holding

The Fund established new positions in Galenica, Helvetia, Partners Group, Sika, Sulzer and Sunrise.

Galenica is a defensive company that we believe has a strong balance sheet and stable earnings. The firm operates the largest pharmacy network in Switzerland (e.g. Amavita, Sunstore) and markets leading pharmaceutical products. We bought a new position after a convincing investor day where the company laid down levers to counteract pressure on drug prices and healthcare costs.

Partners Group is a global investment manager focusing on private assets. We used stock price weakness in early January to build up a new position. We believe that the company will continue to record very strong net new money flows as we expect the shift to private assets is far from over.

We believe Sulzer is a quality industrial company with a strong global market

THE SWISS HELVETIA FUND, INC.

share in pumping equipment. We bought a new position because we expect Sulzer to post strong earnings growth for the foreseeable future, thanks to a recovery of its end markets and cost containment measures that were implemented over the past several years.

Sunrise is a leading telecommunication provider in Switzerland. Positioned as a solid number two behind Swisscom, we believe the company offers an attractive growth profile and dividend. We built up a new position after market participants responded negatively to the announcement of the acquisition of UPC Switzerland from Liberty Global. That acquisition has since been abandoned.

We opportunistically built a position in Sika on share price weakness, as we had long seen the company’s underlying business as strong, but its valuation too demanding. We bought into Helvetia in early July, as we expect earnings to remain solid and considered the company’s underperformance against both the benchmark and peers such as Baloise and Zurich in the first half of 2019 as unjustified.

We also increased a number of positions where we see valuation as attractive in comparison with long-term earnings development potential. In particular, we see companies such as Julius Baer, Richemont, SFS and Swatch, Baloise, BKW, Forbo and Zurich as quality companies with stable earnings, strong cash flow generation and attractive dividend yields. We also reduced our underweight in index heavyweights Nestlé, Novartis and Roche.

On the other hand, we entirely sold our positions in Adecco, Airopack, Alcon, Buckhardt Compression, Georg Fischer and Oerlikon. Adecco did not seem to be making progress in terms of revenues and margins despite a generally favorable labor market in most of its important countries. Due to governance concerns, we completely exited our position in Airopack, a company developing an environmentally friendly aerosol packaging solution. In April, we received shares of Alcon as part of its spin-off from Novartis. We decided to sell Alcon on valuation grounds and partially re-invested proceeds into Novartis. In Oerlikon, we expect the market environment to remain difficult for the surface solution division. Coupled with continuous investments in additive manufacturing (3D printing), we expect the company’s profitability to be significantly below 2018 levels. We sold our position in Georg Fischer owing to risk concerns as we see a deteriorating market situation for the company, which may lead to disappointing earnings development for the coming quarters.

We also reduced our investment – mainly to take profits after strong share price developments – in a number of stocks such as Belimo, Bucher, Cembra Money Bank, Implenia, Oerlikon, SIG Combibloc, Sonova, Tecan and VZ Holding.

THE SWISS HELVETIA FUND, INC.

Finally, we continued to reduce our exposure to private assets and sold our position in Novimmune.

Outlook and Investment View

The IMF just updated its growth forecast in January and the world economy appears to be well-posed to avoid a recession as the cycle extends. There are not many imbalances that would trigger a downturn, whilst activity is gaining support from an easing in trade tensions and monetary policy.

Underpinning the increase in the growth forecast is a more optimistic view on trade relations between the US and China, which arrived in the form of a “phase one” deal rather than an increase in tariffs to 25%, as previously assumed. Our expectation is that global trade and capital investment should strengthen as a result, with activity improving in Europe and Japan as well as the US.

For China, the official GDP growth forecast is unchanged at 6%. at the time of this writing, however, we have seen increased uncertainty due to the coronavirus. Our overall emerging market forecast has been slightly downgraded as a result of specific issues in Hong Kong and Argentina. It is still the case, though, that the emerging markets are expected to pick up pace next year while developed economies decelerate compared to 2019, an outcome consistent with the recent purchasing managers’ indices.

In an international context, Switzerland stands out in terms of historic long-term earnings growth. As outlined in the chart below, earnings growth in Switzerland has been stronger than in the US. In Europe, overall earnings have not recovered since the financial crisis at all. The outstanding long-term development of the Swiss small & mid cap segment is even more remarkable considering its relatively high level of exposure to the industrial sector, which has experienced headwinds from the macroeconomic environment in recent years.

THE SWISS HELVETIA FUND, INC.

Earnings estimates across equity markets – Superior earnings growth of Swiss companies

Source: Schroders, Bloomberg, as of January 6, 2020. All earnings converted into CHF.

Bearing risks in mind, we look positively into the year 2020. In our opinion, the monetary environment remains supportive for equity markets. On top, fiscal programs arise and could help earnings to grow further. We believe that Swiss companies are well positioned to continue their superior earnings development. For 2020, consensus estimates point to another 10% growth, which we believe is a realistic figure in an environment of stable to slightly accelerating GDP growth. As we outlined above, overall equity valuations have not changed significantly in the past two years. They remain high on an absolute level but still remain attractive compared to other asset classes, due to low interest rates. Within equities, we believe that many “quality growth” companies have become expensive while others, mainly in cyclical consumer goods, financials and industrials, remain attractively priced. In other words, as a stock picker, we will continue to evaluate whether an equity asset is priced attractively or expensively compared to its long-term earnings power and dividend capacity and adjust our positions accordingly.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — 88.98%

Advertising — 0.76%
17,914	DKSH Holding AG	$974,924	0.76%
	An international
	marketing and services
	group. The company
	offers a comprehensive
	package of services that
	includes organizing and
	running the entire value
	chain for any product.
	(Cost $1,176,534)
		974,924	0.76%
Banks — 6.05%
14,000	Cembra Money Bank AG	1,532,504	1.19%
	Provides financial services.
	The company’s services
	include personal loans,
	vehicle financing, credit
	cards and savings and
	insurance services.
	(Cost $833,835)

186,000	Credit Suisse Group AG	2,517,199	1.95%
	A global diversified
	financial services company
	with significant activity in
	private banking,
	investment banking and
	asset management.
	(Cost $2,336,909)

297,000	UBS Group AG	3,749,497	2.91%
	Provides retail banking,
	corporate and institutional
	banking, wealth
	management, asset
	management and
	investment banking.
	(Cost $4,376,026)
		7,799,200	6.05%
Biotechnology — 0.14%
73,171	Kuros Biosciences AG1	185,128	0.14%
	Develops and produces
	biopharmaceuticals. The
	company produces
	vaccines that immunize
	the patient against
	disease related proteins.
	(Cost $187,357)
		185,128	0.14%
Building Materials — 2.51%
165	Belimo Holding AG	1,242,165	0.97%
	Market leader in damper
	and volume control
	actuators for ventilation
	and air-conditioning
	equipment.
	(Cost $392,831)

660	Forbo Holding AG	1,123,230	0.87%
	Produces floor coverings,
	adhesives and belts for
	conveying and power
	transmission.
	(Cost $1,054,700)

4,600	Sika AG	863,851	0.67%
	Manufactures construction
	materials, producing
	concrete and mixtures,
	mortar, sealants and
	adhesives, tooling resins,
	anti-static industrial
	flooring, and acoustic
	materials. The company
	serves customers worldwide.
	(Cost $667,980)
		3,229,246	2.51%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Computers — 3.20%
87,000	Logitech
	International SA	$4,117,530	3.20%
	Engages in the
	development and
	marketing of hardware
	and software products
	that enable or enhance
	digital navigation, music
	and video entertainment,
	gaming, social networking
	and audio and video
	communication.
	(Cost $1,179,564)
		4,117,530	3.20%
Diversified Financial Services — 3.75%
52,000	Julius Baer Group Ltd.	2,681,221	2.08%
	Provides private banking
	services. The company
	advises on wealth
	management, financial
	planning and investments;
	offers mortgage and other
	lending, foreign exchange,
	securities trading, custody
	and execution services.
	(Cost $2,504,654)

7,000	VZ Holding AG	2,157,794	1.67%
	Provides independent
	financial advice to private
	individuals and companies.
	The company consults on
	investment, tax and
	inheritance planning and
	provides advice regarding
	insurance products
	and coverage.
	(Cost $1,160,403)
		4,839,015	3.75%
Electric — 1.38%
24,100	BKW AG	1,776,982	1.38%
	Provides energy supply
	services. The company
	focuses on the production,
	transportation, trading and
	sale of energy. In addition
	to energy supply, the
	company also develops,
	implements and operates
	energy solutions for
	its clients.
	(Cost $1,563,246)
		1,776,982	1.38%
Electronics — 1.53%
81,972	ABB Ltd.	1,978,299	1.53%
	Provides power and
	automation technologies.
	The company operates
	under segments that include
	power products, power
	systems, automation
	products, process
	automation, and robotics.
	(Cost $1,999,014)
		1,978,299	1.53%
Engineering & Construction — 0.90%
28,600	Implenia AG	1,159,535	0.90%
	Provides construction,
	civil and underground
	engineering services. The
	company’s projects include
	residential and industrial
	buildings, tunnels, bridges
	and roads. The company
	also provides real estate
	and facilities management
	and marketing services.
	(Cost $1,381,141)
		1,159,535	0.90%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Food — 16.71%
1,080,000	Aryzta AG1	$1,206,754	0.94%
	Produces and retails
	specialty bakery products.
	The Company produces
	French breads, pastries,
	continental breads,
	confections, artisan breads,
	homestyle lunches,
	viennoiserie, patisserie,
	cookies, pizza, appetizers,
	and sweet baked goods.
	(Cost $4,435,098)

187,800	Nestlé SA	20,320,838	15.77%
	One of the world’s largest
	food and beverage
	processing companies.
	(Cost $11,888,174)
		21,527,592	16.71%
Hand/Machine Tools — 0.77%
3,900	Schindler Holding AG	991,563	0.77%
	Manufactures and installs
	elevators, escalators, and
	moving walkways
	internationally. The
	company’s products are
	used in airports, subway
	stations, railroad terminals,
	shopping centers, cruise
	ships, hotels, and office
	buildings. The company
	also offers maintenance
	services.
	(Cost $822,641)
		991,563	0.77%
Healthcare-Products — 4.08%
125,416	EyeSense AG, Series A1,2,3	243,488	0.19%
	A spin-out from Ciba
	Vision AG. Develops novel
	ophthalmic self- diagnostic
	systems for glucose
	monitoring of diabetes
	patients.
	(Cost $3,007,048)

5,450	Sonova Holding AG	1,246,631	0.97%
	Designs and produces
	wireless analog and
	digital in-the-ear and
	behind-the-ear hearing
	aids and miniaturized voice
	communications systems.
	(Cost $846,323)

3,731	Spineart SA1,2,3	1,323,795	1.03%
	Designs and markets an
	innovative full range of
	spine products, including
	fusion and motion
	preservation devices,
	focusing on easy to implant
	high-end products to
	simplify the surgical act.
	(Cost $2,623,328)

8,700	Tecan Group AG	2,443,745	1.89%
	Manufactures and
	distributes laboratory
	automation components
	and systems. The products
	are mainly used by research
	and diagnostic laboratories.
	(Cost $815,497)
		5,257,659	4.08%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Healthcare-Services — 0.77%
16,100	Galenica AG	$995,079	0.77%
	Retails pharmaceutical
	products, and services
	customers in Switzerland.
	The Company offers health,
	beauty, and related
	products and services.
	(Cost $836,010)
		995,079	0.77%
Insurance — 8.89%
11,780	Baloise Holding AG	2,128,879	1.65%
	Offers group and
	individual life, health,
	accident, liability property,
	and transportation
	insurance to customers in
	Europe. The Company also
	offers private banking and
	asset management services.
	(Cost $1,835,913)

6,600	Helvetia Holding AG	932,390	0.72%
	Provides a broad range of
	life, casualty, liability,
	accident and transportation
	insurance in Switzerland
	and in other European
	countries. The Company
	insures individuals,
	property such as vehicles
	and buildings, and
	consumer goods and
	personal belongings
	(Cost $842,605)

6,200	Swiss Life Holding AG	3,110,404	2.42%
	Provides life insurance and
	institutional investment
	management.
	(Cost $1,883,174)

12,878	Zurich Insurance
	Group AG	5,280,998	4.10%
	Provides insurance-based
	financial services. The
	company offers general
	and life insurance products
	and services for individuals,
	small businesses,
	commercial enterprises,
	mid-sized and large
	corporations, and
	multinational companies.
	(Cost $4,309,593)
		11,452,671	8.89%
Machinery-Diversified — 2.21%
900	Bucher Industries AG	315,816	0.24%
	Manufactures food
	processing machinery,
	vehicles and hydraulic
	components. Produces
	fruit and vegetable juice
	processing machinery,
	fodder harvesters, plows,
	seed drills, feed mixers,
	plant sprayers, spreaders,
	street sweepers, and snow
	blowers. The Company
	operates worldwide.
	(Cost $265,709)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Machinery-Diversified — (continued)
10,000	Feintool International
	Holding AG	$638,199	0.50%
	Manufactures integrated
	systems for fineblanking
	and forming technologies.
	The company produces
	presses and special tooling
	capable of manufacturing
	precision parts, automation
	systems, riveting machines
	and extruded plastic and
	metal components.
	(Cost $954,894)

119,000	SIG Combibloc Group AG	1,899,871	1.47%
	The company, through its
	subsidiaries, manufactures
	and produces bottling
	machines and systems for
	the food and beverage
	industries. The company
	serves customers worldwide.
	(Cost $1,362,987)
		2,853,886	2.21%
Metal Fabricate/Hardware — 0.80%
10,714	SFS Group AG	1,030,075	0.80%
	Provides automotive
	products, building and
	electronic components, flat
	roofing and solar fastening
	systems. The company
	operates production
	facilities in Asia, Europe
	and North America.
	(Cost $696,708)
		1,030,075	0.80%
	Miscellaneous Manufacturing — 1.21%
14,000	Sulzer AG	1,561,419	1.21%
	Manufactures machinery
	and equipment, and
	operates in a surfacing
	technology business. The
	Company provides
	pumping and surface
	technology solution and
	services, services and
	repair of thermal turbo
	machinery, and service
	for separation
	and static mixing.
	(Cost $1,371,756)
		1,561,419	1.21%
Pharmaceuticals — 26.18%[6]
185,000	Novartis AG	17,557,185	13.62%
	One of the leading
	manufacturers of
	branded and generic
	pharmaceutical products.
	(Cost $10,468,595)

49,901	Roche Holding AG	16,181,044	12.56%
	Develops and manufactures
	pharmaceutical and
	diagnostic products.
	Produces prescription drugs
	to treat cardiovascular,
	infectious and autoimmune
	diseases and for other
	areas including
	dermatology and oncology.
	(Cost $9,346,153)
		33,738,229	26.18%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Private Equity — 0.75%
1,050	Partners Group
	Holding AG	$962,224	0.75%
	A global private markets
	investment management
	firm with investment
	programs under
	management in private
	equity, private real estate,
	private infrastructure and
	private debt. The firm
	manages a broad range of
	customized portfolios for
	an international clientele
	of institutional investors.
	Partners Group is
	headquartered in
	Zug, Switzerland.
	(Cost $682,793)
		962,224	0.75%
Retail — 5.64%
56,300	Cie Financiere
	Richemont SA	4,422,138	3.43%
	Manufactures and retails
	luxury goods. Produces
	jewelry, watches, leather
	goods, writing instruments
	and men’s and
	women’s wear.
	(Cost $4,403,001)

54,000	Swatch Group AG –
	Registered Shares	2,852,378	2.21%
	Manufactures finished
	watches, movements and
	components. Produces
	components necessary to
	its various watch brand
	companies. The company
	also operates
	retail boutiques.
	(Cost $4,777,022)
		7,274,516	5.64%
Semiconductors — 0.43%
13,000	Sensirion Holding AG1	551,092	0.43%
	The company, through its
	subsidiaries, manufactures
	gas and liquid flow sensors
	for the measurement of
	humidity and temperature,
	volatile organic compounds
	and carbon dioxide. The
	company serves automotive,
	industrial, medical, and
	consumer goods sectors
	worldwide.
	(Cost $493,073)
		551,092	0.43%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

			Percent
No. of		Fair	of Net
Shares	Security	Value	Assets
Common Stock — (continued)

Telecommunications — 0.32%
5,250	Sunrise Communications
	Group AG	$412,312	0.32%
	An integrated
	communications provider
	in Switzerland. The Company
	provides mobile voice and
	data, landline voice, landline
	Internet and IPTV services
	to residential customers,
	business customers and other
	carriers across Switzerland.
	The Company operates
	in Switzerland.
	(Cost $383,018)
		412,312	0.32%
	Total Common Stock
	(Cost $90,165,307)	114,668,176	88.98%

Preferred Stock — 0.10%

Biotechnology — 0.00%
8,400	Ixodes AG, Series B1,2,3,4	7,460	0.00%
	Develops and produces a
	topical product for the
	treatment of borreliosis
	infection and the
	prevention of Lyme
	disease from a tick bite.
	(Cost $2,252,142)
		7,460	0.00%
Industrial Goods & Services — 0.10%
500,863	SelFrag AG Class A1,2,3	124,136	0.10%
	Designs, manufactures
	and sells industrial machines
	and processes using selective
	fragmentation technology.
	(Cost $1,932,198)
		124,136	0.10%
	Total Preferred Stock
	(Cost $4,184,340)	131,596	0.10%

Limited Partnership — 0.82%

Biotechnology — 0.82%
3,294,705	Aravis Biotech II,
	Limited Partnership[1,3,4]	1,059,436	0.82%
	Makes early stage
	venture investments in
	the biotechnology &
	pharmaceuticals industry.
	(Cost $1,810,184)
		1,059,436	0.82%
	Total Limited Partnership
	(Cost $1,810,184)	1,059,436	0.82%

Short-Term Investment — 8.59%

11,064,207	U.S. Bank Money Market
	Deposit Account, 1.55%[5]	11,064,207	8.59%
	(Cost $11,064,207)
		11,064,207	8.59%
	Total Short-Term
	Investment
	(Cost $11,064,207)	11,064,207	8.59%

	Total Investments
	(Cost $107,224,038)	126,923,415	98.49%

	Other Assets
	Less Liabilities	1,940,418	1.51%
	Net Assets	$128,863,833	100.00%

	Net Asset Value Per Share:
	($128,863,833 ÷ 13,267,111
	shares outstanding,
	$0.001 par value: 50 million
	shares authorized)		$9.71

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(continued)

[1]	Non-income producing security.
[2]	Value determined using significant unobservable inputs.
[3]
Illiquid.  There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland.  Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures.  At the end of the period, the aggregate Fair Value of these securities amounted to $2,758,315 or 2.14% of the Fund’s net assets.  Additional information on these securities is as follows:

Security	Acquisition Date	Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – May 29, 2018	$1,810,184
EyeSense AG – Common Shares	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
		$11,624,900

[4]
Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

	Fair Value				Change in		Fair Value
	as of	Gross	Gross	Realized	Unrealized	Interest	as of
Name of Issuer	12/31/18	Additions	Reductions	Gain/(Loss)	Gain/(Loss)	Income	12/31/19
Aravis Biotech II,
Limited Partnership	$980,070	$—	$—	$—	$79,366	$—	$1,059,436
Ixodes AG – Preferred
Shares B	7,328	—	—	—	132	—	7,460
	$987,398	$—	$—	$—	$79,498	$—	$1,066,896

[5]	Rate shown is the seven day annualized yield as of December 31, 2019.
[6]
The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of December 31, 2019, the Fund had more than 25% of its total assets invested in the pharmaceuticals industry as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in the industry until such time that the percentage of the Fund’s total assets invested in that industry is below 25%.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry	December 31, 2019
(concluded)

PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2019
Industry:
Pharmaceuticals	26.18%
Food	16.71%
Insurance	8.89%
Banks	6.05%
Retail	5.64%
Healthcare-Products	4.08%
Diversified Financial Services	3.75%
Computers	3.20%
Building Materials	2.51%
Machinery-Diversified	2.21%
Electronics	1.53%
Electric	1.38%
Miscellaneous Manufacturing	1.21%
Biotechnology	0.96%
Engineering & Construction	0.90%
Metal Fabricate/Hardware	0.80%
Healthcare-Services	0.77%
Hand/Machine Tools	0.77%
Advertising	0.76%
Private Equity	0.75%
Semiconductors	0.43%
Telecommunications	0.32%
Industrial Goods & Services	0.10%
Money Market Deposit Account	8.59%
Other Assets Less Liabilities	1.51%
100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of December 31, 2019
Nestlé SA	15.77%
Novartis AG	13.62%
Roche Holding AG	12.56%
Zurich Insurance Group AG	4.10%
Cie Financiere Richemont SA	3.43%
Logitech International SA	3.20%
UBS Group AG	2.91%
Swiss Life Holding AG	2.42%
Swatch Group AG – Registered Shares	2.21%
Julius Baer Group Ltd.	2.08%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $103,161,712)	$125,856,519
Investments in affiliated issuers, at value (cost $4,062,326)	1,066,896
Total Investments, at value (cost $107,224,038)	126,923,415
Foreign currency (cost $398,870)	395,340
Tax reclaims receivable	1,891,662
Interest receivable	18,454
Prepaid expenses	42,359
Total assets	129,271,230

Liabilities:
Advisory fees payable	73,304
Audit fees payable	55,508
Legal fees payable	69,616
Custody fees payable	55,770
Directors fees payable	77,084
Other fees and expenses payable	76,115
Total liabilities	407,397
Net assets	$128,863,833

Composition of Net Assets:
Paid-in capital	108,397,482
Total distributable earnings	20,466,351
Net assets	$128,863,833

Net Asset Value Per Share:
($128,863,833 ÷ 13,267,111 shares outstanding,
$0.001 par value: 50 million shares authorized)	$9.71

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2019

Investment Income:
Dividend (less of foreign tax withheld of $351,718)	$2,631,942
Interest income	29,687
Total income	2,661,629
Expenses:
Investment advisory fees (Note 2)	836,648
Legal fees (Note 3)	470,071
Directors’ fees and expenses	331,357
Custody fees (Note 3)	190,768
Printing and shareholder reports	147,621
Officer fees	129,516
Insurance fees	115,166
Administration fees (Note 3)	103,462
Delaware franchise tax fees	72,000
Audit fees (Note 3)	58,008
Transfer agency fees (Note 3)	12,175
Miscellaneous expenses	72,421
Total expenses	2,539,213
Net investment income	122,416
Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	2,394,577
Investments in affiliated issuers	—
Foreign currency transactions	(116,571)
Total net realized gain from unaffiliated and
affiliated issuers and foreign currency transactions	2,278,006
Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	22,690,723
Investments in affiliated issuers	79,498
Foreign currency and foreign currency translations	(20,995)
Total net change in unrealized appreciation from unaffiliated and
affiliated issuers, foreign currency and foreign currency translations	22,749,226
Net Realized and Unrealized Gain on Investments and Foreign Currency	25,027,232
Net Increase in Net Assets from Operations	$25,149,648

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	December 31, 2019	December 31, 2018
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$122,416	$3,418,077
Total net realized gain from unaffiliated and affiliated
issuers and foreign currency transactions	2,278,006	126,249,715
Total net change in unrealized appreciation
(depreciation) from unaffiliated and affiliated
issuers, foreign currency and foreign
currency translations	22,749,226	(157,267,877)
Net increase (decrease) in net assets
from operations	25,149,648	(27,600,085)
Distributions to Stockholders	(1,862,703)	(129,417,170)
Capital Stock Transactions:
Value of shares issued in reinvestment
of dividends and distributions	—	99,423,894
Value of shares repurchased
through tender offer (Note 7)	—	(193,661,895)
Total decrease from capital share transactions	—	(94,238,001)
Total increase (decrease) in net assets	23,286,945	(251,255,256)
Net Assets:
Beginning of year	105,576,888	356,832,144
End of year	$128,863,833	$105,576,888

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at the beginning of period	$7.96	$14.10	$11.66	$12.30	$12.78
Income from Investment Operations:
Net investment income[1]	0.01	0.14	0.13	0.15	0.11
Net realized and unrealized
gain (loss) on investments[2]	1.88	(1.35)	2.41	(0.45)	0.12
Total from investment activities	1.89	(1.21)	2.54	(0.30)	0.23
Gain from capital shares repurchases	—	—	—	0.02	—
Gain from tender offer	—	0.30	0.03	—	—
Capital change resulting from the
issuance of fund shares	—	(0.12)	—	(0.03)	—
Less Distributions:
Dividends from investment income and
net realized gains from foreign
currency transactions	(0.12)	(0.10)	(0.13)	(0.12)	(0.03)
Distributions from net realized capital gains	(0.02)	(5.01)	—	(0.21)	(0.68)
Total distributions	(0.14)	(5.11)	(0.13)	(0.33)	(0.71)
Net asset value at end of period	$9.71	$7.96	$14.10	$11.66	$12.30 [3]
Market value per share at the end of period	$8.41	$6.90	$12.76	$10.21	$10.56
Total Investment Returns:[4]
Based on market value per share	24.00%	-10.90%	26.26%	-0.24%	1.41%
Based on net asset value per share	23.80%	-6.98%	22.17%	-2.19%	2.96%[3]
Ratios to Average Net Assets:
Net expenses	2.13%	1.44%	1.40%	1.19%	1.15%
Gross expenses	2.13%	1.44%	1.40%	1.19%	1.15%
Net investment income	0.10%	1.12%	0.98%	1.26%	0.81%
Supplemental Data and Ratios:
Net assets at end of period (000’s)	$128,864	$105,577	$356,832	$327,861	$344,132
Average net assets during the period (000’s)	$118,960	$305,270	$350,487	$331,874	$368,969
Portfolio turnover rate	18%	21%	9%	19%	23%

[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]
The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[4]
Total investment return based on market value differs from total investments return based on net assets value due to changes in the relationship between the market value of the Fund’s shares and its NAV per share.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, if any, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market, if any, are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts, if any, that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely accepted model.

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $2,758,315, or 2.14% of the Fund’s net assets at December 31, 2019 and are listed in Note 3 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—	unadjusted quoted prices in active markets for identical assets and liabilities
Level 2—	other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2019:

		Level 2	Level 3	Investments
	Level 1	Other Significant	Significant	Valued at
	Quoted Prices	Observable Inputs	Unobservable Inputs	NAV**	Total
Investments in Securities*
Common Stock	$113,100,893	$—	$1,567,283	$—	$114,668,176
Preferred Stock	—	—	131,596	—	131,596
Limited Partnership	—	—	—	1,059,436	1,059,436
Money Market Deposit Account	—	11,064,207	—	—	11,064,207
Total Investments in Securities	$113,100,893	$11,064,207	$1,698,879	$1,059,436	$126,923,415

*	Please see the Schedule of Investments for industry classifications.
**
As of December 31, 2019, certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

The Fund values its investment in a private equity limited partnership in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnership and its portfolio holdings provided by the partnership’s general partner or manager, other available information about the partnership’s portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnership’s general partner or manager and/or other limited partners and comparisons of previously-obtained estimates to the partnership’s audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Quantitative Information about certain Level 3 Fair Value Measurements

	Fair Value at
	December 31, 2019	Valuation Technique	Unobservable Inputs	Range[1]
Biotechnology
Ixodes AG, Series B—Preferred Shares	$7,460	Asset based	Operational	0-20%
		approach	cash expenditure
Healthcare-Products
EyeSense AG, Series A—	243,488	Market approach	Latest round	N/A
Common Shares			of financing
Spineart SA—Common Shares	1,323,795	Market comparable	Discount for lack	20-35%
		companies	of marketability
Industrial Goods & Services
SelFrag AG Class A—Preferred Shares	124,136	Market approach	Latest round of financing	N/A
Total	$1,698,879

[1]
Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. A change in the discount rate is accompanied by a directionally opposite change in fair value.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common	Preferred
	Stock	Stock	Total
Balance as of December 31, 2018	$6,322,654	$129,267	$6,451,921
Change in Unrealized Appreciation/Depreciation (a)	(1,141,955)	2,329	(1,139,626)
Net Realized Gain (Loss)	2,172,330	—	2,172,330
Gross Purchases	—	—	—
Gross Sales	(5,785,746)	—	(5,785,746)
Transfer out of Level 3	—	—	—
Balance as of December 31, 2019	$1,567,283	$131,596	$1,698,879

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on December 31, 2019.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions
The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund records dividends and distributions on the ex-dividend date.

In May 2018, the Board adopted a managed distribution policy that permits the Fund to distribute long-term capital gains more frequently than once per year as permitted by the Act. Distributions under the managed distribution plan may consist of net investment income, net realized short-term capital gains, net realized long-term capital gains and, to the extent necessary, return of capital (or other capital sources). In August 2018, the Board suspended until further notice any distributions that would otherwise be payable pursuant to the managed distribution policy. In November 2019, the Board approved the resumption of distributions pursuant to the managed distribution policy. The Board may change or terminate the managed distribution policy at any time without prior notice to Fund stockholders, which could have an adverse effect on the market price of the Fund’s shares. On December 27, 2019, in accordance with the Fund’s managed distribution policy, the Fund paid a quarterly distribution of $0.1404 per share of the Fund’s common stock to all stockholders of record as of December 16, 2019.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser, respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 58.5% of the advisory fee paid by the Fund to SIMNA.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $42,000 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $56,000 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $48,000. In addition, the Fund pays each Non-Interested Director $2,000 for each Board meeting attended in person, and $750 for each Board meeting attended by telephone. Each Director who is a member of a Committee will be paid a fee of $750 for each Committee meeting attended, whether in person or by telephone. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund. In July 2018, the Board approved a change to its By-Laws and Board committee charters to provide that each Director who is not an “interested person” of Schroders or its affiliates will be entitled to receive the above fees.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. Prior to the close of business on April 26, 2019, JPMorgan Chase Bank, N.A. served as the Fund’s custodian and also provided certain administration and portfolio accounting services to the Fund.  Effective after the close of business on April 26, 2019, U.S. Bank, N.A. served as the Fund’s custodian and U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, provided administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Year Ended		For the Year Ended
	December 31, 2019		December 31, 2018
	Shares	Amount	Shares	Amount
Dividends Reinvested	—	$—	12,592,157	$99,423,894
Repurchased through Stock Repurchase Program (Note 6)	—	—	—	—
Repurchased from Tender Offer (Note 7)	—	—	(24,638,918)	(193,661,895)
Net Increase/(Decrease)	—	$—	(12,046,761)	$(94,238,001)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 5—Federal Income Tax and Investment Transactions

The tax character of distributions paid during 2019 and 2018 were as follows:

	2019	2018
Ordinary Income	$1,656,554	$2,624,273
Long-Term Capital Gains	206,149	126,792,897
Total	$18,862,703	$129,417,170

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund did not defer any post-October capital and currency losses and other late-year deferrals for the fiscal year ended December 31, 2019.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. During the tax year ending December 31, 2019, the Fund did not have any capital loss carryovers.

At December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$39,637
Capital Loss Carry Forward	—
Current Late-Year Loss Deferral and Post-October Losses	—
Net Unrealized Appreciation (Depreciation)	20,426,714
Total	$20,466,351

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2019:

	Record Date	Payable Date	Amount
Ordinary Income	12/16/2019	12/27/2019	$0.12486
Long-Term Capital Gain	12/16/2019	12/27/2019	$0.01554
Total Distributions			$0.1404

On the statements of assets and liabilities, the following adjustments were made for permanent tax adjustment:

Total Distributable Earnings	$ 1
Paid In Capital	$(1)

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share.

On December 7, 2018, the Fund announced the Board’s approval of the Fund’s stock repurchase program for 2019. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 250,000 shares. The Fund did not repurchase any common stock pursuant to the program during the year ended December 31, 2019. On December 13, 2019, the Fund announced the Board’s approval of the Fund’s stock repurchase plan for 2020 of up to 250,000 shares of common stock.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the Fund’s available cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On November 20, 2018, the Fund accepted for cash purchase 24,638,918 shares of the Fund’s common stock at a price equal to $7.86 per share, which represented 98% of the Fund’s NAV per share of $8.02 as of the close of the regular trading session of the New York Stock Exchange on November 19, 2018.  As a result of the purchase of the 24,638,918 shares, the Fund had 13,267,111 shares of common stock outstanding.

Note 8—Capital Commitments

As of December 31, 2019, the Fund maintains an illiquid investment in one private equity limited partnership. This investment appears in the Fund’s Schedule of Investments. The Fund’s capital commitment for this partnership is shown in the table below:

	Original Capital	Unfunded
Investments	Commitment*	Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,356,225	$—

*
The original capital commitment represents 3,250,000 Swiss francs, which has been fully funded as of December 31, 2019. The Swiss franc/U.S. dollar exchange rate as of December 31, 2019 was used for conversion and equaled 0.96835 as of such date.

(a)
This category consists of one private equity limited partnership that invests primarily in venture capital companies in the biotechnology and medical technology sectors. There is no redemption right for the interest in this limited partnership. Instead, the nature of investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

Note 9—Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 3019 were $18,983,465 and $26,393,353, respectively.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 10—Recent Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has chosen to early adopt the eliminated or modified disclosures for the year ended December 31, 2019.

Note 11—Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date financial statements were available to be issued.  Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2019.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Swiss Helvetia Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the four years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended December 31, 2015 were audited by other auditors whose report dated February 26, 2016, expressed an unqualified opinion on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the Fund’s auditor since 2016.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm (concluded)

included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and other issuers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
March 2, 2020

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT are available on the SEC’s website at http://www.sec.gov.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund, the Fund’s portfolio managers and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio managers’ decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are, therefore, required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals, within the Advisor, with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

The Advisor’s Code provides that any individual subject to such Code and who violates the provisions of the Code is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited) (concluded)

Federal Tax Distribution Information

The Fund designates 100% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.

The Fund intends to elect to pass through to stockholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding shares on December 31, 2019, were $0.23 and $0.03 per share, respectively.

Foreign Income Information
Pursuant to Section 853 of the Internal Revenue Code, the Fund designates the following amounts as foreign taxes paid for the year ended December 31, 2019. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

Gross Foreign	Foreign Taxes	Gross Foreign	Foreign Taxes	Shares Outstanding
Source Income	Passthrough	Source Income Per Share	Pass-through Per Share	at 12/31/19
$3,013,347	$351,718	$0.22712910	$0.02651052	13,267,111

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited)

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2019.

Shares and
Dollar Range of
	Position(s)		Other Directorships	Common Stock
Name,	with Fund	Principal Occupation(s)	Held By Director	Beneficially
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years	Owned
Class I
Richard Dayan	Director (2018);	President and owner of	Trustee of High Income Securities	0
	Member of the	Cactus Trading since 1990	Fund since 2018; Director of	$0
Age: 77	Audit Committee		Emergent Capital, Inc. (formerly,
	(2018); Member of		Imperial Holdings, Inc.) until 2016
the Governance/
Nominating
Committee (2018)

Moritz A. Sell	Director (2017);	Principal, Edison Holdings GmbH;	Trustee of High Income Securities	2,033
	Member and	Senior Advisor, Markston	Fund since 2018; Director of FAX	$10,001-$50,000
Age: 52	Chair of the Audit	International LLC; Director, Market	(Aberdeen Asia Pacific Income
	Committee (2017);	Strategist and Head of Proprietary	Fund) and FCO (Aberdeen Global
	Lead Independent	Trading (London Branch),	Income Fund) since 2018; Director of
	Director (2018)	Landesbank Berlin AG and	IAF (Aberdeen Australia Equity Fund)
		Landesbank Berlin Holding AG	since 2004; Director of Aberdeen
		(formerly, Bankgesellschaft Berlin AG)	Greater China Fund until 2018;
		from 1996 to 2013	Chairman and Director of
Aberdeen Singapore Fund
until 2018
Class II
Andrew Dakos*	Director	Member, Bulldog Investors, LLC;	President and Director of Special	64
	(2017) and	Principal of the general partner of	Opportunities Fund, Inc. since	$1-$10,000
Age: 53	Chairman (2018)	several private investment	2009; Trustee, Crossroads
		partnerships in the Bulldog	Liquidating Trust (formerly,
		Investors group of private funds;	Crossroads Capital, Inc.) since
		Principal of the managing general	2015; President and Trustee of
		partner of Bulldog Investors	High Income Securities Fund since
		General Partnership	2018; Director, Brookfield DTLA
Fund Office Trust Investor Inc.
since 2017; Director, Emergent
Capital, Inc. until 2017; Director of
The Mexico Equity and Income
Fund, Inc. until 2015

*
Mr. Dakos is considered an “interested person” of the Fund within the meaning of the 1940 Act (and a Class II Interested Director of the Fund) as a result of his position as President and Chief Executive Officer of the Fund.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (Unaudited) (concluded)

Shares and
Dollar Range of
	Position(s)		Other Directorships	Common Stock
Name,	with Fund	Principal Occupation(s)	Held By Director	Beneficially
Address[1] & Age	(Since)	During At Least The Past Five Years	During At Least The Past Five Years	Owned
Class III
Phillip F. Goldstein	Director (2018);	Member of Bulldog Investors, LLC	Chairman and Director of The	75,348
	Member and	since 2009; Principal of the general	Mexico Equity and Income Fund,	Over $100,000
Age: 75	Chair of the	partner of several private investment	Inc. since 2000; Chairman,
	Governance/	partnerships in the Bulldog Investors	Director and Secretary of Special
	Nominating	group of private funds since 2009	Opportunities Fund, Inc. since
	Committee (2018)		2009; Chairman and Secretary of
High Income Securities Fund since
2018; Director of Brookfield DTLA
Fund Office Trust Investor Inc. since
2017; MVC Capital, Inc. since 2012;
Trustee of Crossroads Liquidating
Trust (formerly, Crossroads Capital,
Inc.) since 2016; Chairman and
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017

Gerald Hellerman	Director (2018);	Chief Compliance Officer of	Director of Mexico Equity and	2,058
	Member of the	The Mexico Equity and Income	Income Fund, Inc. since 2001;	$10,001-$50,000
Age: 82	Audit Committee	Fund, Inc. since 2001 and	Special Opportunities Fund, Inc.
	(2018); Member	Special Opportunities	since 2009; MVC Capital, Inc. since
	and Chair of the	Fund, Inc. since 2009; Managing	2003; Trustee of Crossroads
	Pricing Committee	Director of Hellerman Associates	Liquidating Trust (formerly,
	(2018)	(a financial and corporate	Crossroads Capital, Inc.) since
		consulting firm) since 1993 (which	2017; Fiera Capital Series Trust
		terminated activities as of	since 2017; Trustee of High
		December 31, 2013)	Income Securities Fund since 2018;
Director of Emergent Capital, Inc.
(formerly, Imperial Holdings, Inc.)
until 2017; Ironsides Partners
Opportunity Offshore Fund Ltd.
until 2016

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Officers (Unaudited)

The following table sets forth certain information about each person serving as an Officer of the Fund as of December 31, 2019.

Officers[2]
				Shares and
				Dollar Range of
				Common Stock
Name,	Position(s)	Term of Office and	Principal Occupation(s)	Beneficially
Address[1] & Age	with Fund	Length of Time Served	During At Least The Past Five Years	Owned
Andrew Dakos	President and	President and Chief	Member, Bulldog Investors,	64
	Chief Executive	Executive Officer since 2019;	LLC; Principal of the general	$1-$10,000
Age: 53	Officer; Director	Chairman since 2018;	partner of several private
	and Chairman.	Director since 2017	investment partnerships in the
			Bulldog Investors group of private
			funds; Principal of the managing
			general partner of Bulldog
			Investors General Partnership

Thomas Antonucci	Chief Financial	Since 2019	Director of Operations,	0
	Officer		Bulldog Investors, LLC;	$0
Age: 51			Chief Financial Officer
			and Treasurer of Special
			Opportunities Fund; Treasurer
			of High Income Securities Fund

Stephanie Darling	Chief Compliance	Since 2019	General Counsel and Chief	0
	Officer		Compliance Officer of Bulldog	$0
Age: 50			Investors, LLC; Chief Compliance
			Officer of High Income Securities
			Fund; Principal of The Law
			Office of Stephanie Darling;
			Editor-in-Chief of The
			Investment Lawyer

Rajeev Das	Secretary	Since 2019	Head of Trading, Bulldog	32
			Investors, LLC	$1-$10,000
Age: 51

[1]	The address for each Director and Executive Officer is c/o The Swiss Helvetia Fund, Inc., 615 East Michigan Street, Milwaukee, WI 53202.
[2]	Each Executive Officer serves on a year-to-year basis for an indefinite term, until his or her successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either: (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Andrew Dakos	Gerald Hellerman[1,4]
Chairman, President and	Director
Chief Executive Officer	Thomas Antonucci
Richard Dayan[1,5]	Chief Financial Officer
Director	Stephanie Darling
Phillip Goldstein[2]	Chief Compliance Officer
Director	Rajeev Das
Moritz Sell[3,6]	Secretary
Director

[1]	Audit Committee Member	[4]	Pricing Committee Chair
[2]	Governance Nominating	[5]	Governance Committee
	Committee Chair		Member
[3]	Audit Committee Chair	[6]	Lead Independent Director

Investment Adviser
Schroder Investment Management North America Inc.
7 Bryant Park
New York, NY 10018-3706
(800) 730-2932

Investment Sub-adviser
Schroder Investment Management North America Ltd.
1 London Wall Place
London, EC2Y, United Kingdom

Administrator
U.S. Bank Global Fund Services

Custodian
U.S. Bank, N.A.

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038
(888) 556-0425

Legal Counsel
Sullivan & Cromwell LLP

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”).

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approximately $555.5 billion in assets under management and administration as of September 30, 2019.

Executive Offices
The Swiss Helvetia Fund, Inc.
615 East Michigan Street
Milwaukee, WI 53202
(800) 730-2932

For inquiries and reports:
(800) 730-2932
email: swzintermediary@schroders.com

Website Address
www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

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Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The Registrant has not made any amendments to its Code of Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s code of Ethics is Filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Messrs. Moritz Sell, Gerald Hellerman, and Richard Dayan each a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission
(the “SEC”). Each of Messrs. Sell, Hellerman, and Dayan is “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees:

The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountants for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2018 and $50,000 in 2019.

(b) Audit-Related Fees:

The aggregated fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant were $0 in 2018 and $0 in 2019. These services, in accordance with Statement on Auditing Standards No.100, Interim Financial Information, consisted of review of the Fund’s semi-annual reports to shareholders.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountants to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees:

The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountants to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,500 in 2018 and $5,500 in 2019. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) All Other Fees:

The principal accountant did not provide any additional products or services to the Registrant in the reporting periods other than the services reported in paragraphs (a) through (c) of this Item but did receive reimbursement of out of pocket expenses of $0 in 2018 and $0 in 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountants for services rendered to the Registrant in the reporting periods were $5,500 in 2018 and $5,500 in 2019. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser that were not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment
Company Act of 1940:

Moritz Sell, Chair
Gerald Hellerman
Richard Dayan

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under item 1 of the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Schroder Investment Management North America, Inc. (the “Adviser”), to vote the Registrant’s proxies in accordance with Adviser’s proxy voting guidelines and procedures (the
“Voting Guidelines”) that provide as follows:

• The Adviser recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Adviser or any other client of the Adviser.

• Unless the Adviser’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Adviser recommends voting proxies in a manner consistent with the Voting Guidelines.

• To avoid material conflicts of interest, the Adviser applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Adviser will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

• The Adviser also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Adviser examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Adviser retains the power to vote the Registrant’s proxies, but will not do so if counter to instruction of an executive officer of the Fund. The Adviser’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Adviser generally will:

• support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

• support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

• oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Schroder Investment Management North America Inc. (“SIMNA”) is a wholly owned subsidiary of Schroders plc (Schroders plc and its subsidiaries are collectively referred to herein as “Schroders”). SIMNA is investment adviser to the Registrant and Stefan Frischknecht and Daniel Lenz, in association with Schroder Investment Management North America Limited (“SIMNA Limited”), SIMNA’s affiliate, are primarily responsible for the day-to-day management of the Registrant’s portfolio.

Stefan Frischknecht, CFA, Lead Portfolio Manager, is the Head of Equity Fund Management for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 1999 and is currently Fund Manager of the SISF Swiss Equity Opportunities Fund, Schroder Swiss Equity Core Fund and institutional mandates. Prior to Schroders, he worked at ABB Investment Management from 1995 until 1998 as a portfolio manager with additional research responsibility for the European Financial sector. He commenced his investment career in 1994 at the International and Finance Department of Swiss Bank Corporation (now UBS) as a credit analyst. He holds a Master of Science at the University of Berne, Switzerland.

Daniel Lenz, CFA, Co-Portfolio Manager, is a Fund Manager for Schroder Investment Management (Switzerland) AG, Zurich and is associated with SIMNA Limited. He joined the Schroders organization in 2000 and is currently Fund Manager of the SISF Small & Mid Cap
Fund, the Schroder (CH) Swiss Small & Mid Cap Fund, the SISF Swiss Equity Fund, the Schroder European Small & Mid Cap Value Fund (ex UK) and institutional mandates. He began his investment career in 1997 at Credit Suisse as a portfolio manager. He holds a Master of Arts
HSG of the University of St. Gallen (HSG), Switzerland.

Other Accounts Managed. The following table shows information regarding other accounts managed by the portfolio managers of the Registrant, as of December 31, 2019:

	Number of Accounts	Total Assets in Accounts	Number of Accounts where Advisory Fee is Based on Account Performance	Total Assets in Accounts where Advisory Fee is Based on Account Performance
Stefan Frischknecht
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	2	$61,571,225	1	$42,759,537
Other Accounts	2	$717,492,318	None	None
Daniel Lenz
Registered Investment Companies	None	None	None	None
Other Pooled Investment Vehicles	4	$975,300,400	1	$58,141,176
Other Accounts	4	$591,598,531	None	None

Material Conflicts of Interest. Whenever a portfolio manager manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Registrant and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to a fund may be seen itself to constitute a conflict with the interest of the Registrant.

Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Registrant. Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant. Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders’ policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of Schroders’ compensation may vary from account to account.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation for Portfolio Managers. Schroders’ methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Registrant’s portfolio managers are compensated for their services to the Registrant and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries and is paid in cash. The portfolio managers’ base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

Each portfolio manager’s bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders’ clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks, which may be internally-and/or externally-based, over one and/or three-year periods, the level of funds under management and the level of performance fees generated, if any. Performance is evaluated for each quarter, year and since inception of the relevant Fund. The portfolio managers’ compensation for other accounts they manage may be based upon such accounts ‘performance.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds. These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.

For the purposes of determining the portfolio managers’ bonuses, the relevant external benchmarks for performance comparison include the Swiss Performance Index in conjunction with the Morningstar peer group.

Ownership of Securities of Registrant. As of the date of this Report, neither Mr. Frischknecht nor Mr. Lenz beneficially owned shares of common stock of the Registrant.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

The following purchases were made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
7/1/19 – 7/31/19	N/A	N/A	N/A	N/A
8/1/19 – 8/31/19	N/A	N/A	N/A	N/A
9/1/19 – 9/30/19	N/A	N/A	N/A	N/A
10/1/19 – 10/31/19	N/A	N/A	N/A	N/A
11/1/19 – 11/30/19	N/A	N/A	N/A	N/A
12/1/19 – 12/31/19	N/A	N/A	N/A	N/A
Total

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Executive Officer and Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  None.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       The Swiss Helvetia Fund, Inc.

By (Signature and Title)       /s/ Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     3/6/2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)       /s/ Andrew Dakos
Andrew Dakos, President and Chief Executive Officer

Date     3/6/2020

By (Signature and Title)       /s/ Thomas Antonucci
Thomas Antonucci, Chief Financial Officer

Date     3/6/2020